Forward Looking Statements

Our Company

Q4 2022 Financial Highlights

Net Income Walk

Solar Tax Credit Investment Impact

Revenue Trends

Net Interest Income

Yield / Cost Components

Performance Metrics

Strong Core Deposit Franchise

Asset Quality Trends – Annual

Asset Quality Trends - Quarterly

Diversified Loan Portfolio

Allowance for Credit Loss (ACL)

Investment Portfolio Strategy

Tangible Book Value

Capital Management

Outlook on Key Business Drivers

Focus Variables for Outlook & Forecast

TCE to TA and Tangible Book Value per Share

ROATCE and Efficiency Ratio

ROAA and PTPP ROAA

Exhibit 99.2

Equity Bancshares, Inc.

Fourth Quarter 2022 Earnings Presentation

1/26/2023

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. ("Equity", "we", "us", "our, "company") with respect to, among other things, future events and Equity's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity's control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity's expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Equity's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2022, and any updates to those risk factors set forth in Equity's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity's underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity's behalf may issue.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Our Company

Committed to our Entrepreneurial Spirit


KANSAS
MISSOURI
OKLAHOMA
ARKANSAS

Equity Bancshares, Inc.

NASDAQ: EQBK

Start-Up: 2002 - 2007

Brad Elliott, current Chairman and CEO, founded Equity Bancshares, Inc. in 2002.

- ✓ Completed 5 branch or whole bank acquisitions
- ✓ Opened 2 branches in Missouri

Growth: 2008 - 2016

- ✓ Opened branches in Lee's Summit & Overland Park, Kansas
- ✓ Acquired Ellis State Bank
- ✓ $8.8MM of TARP issued and repaid with SBLF
- ✓ $20.0MM Capital Raise
- ✓ Purchased 4 branches from Citizens Bancshares (Topeka)
- ✓ $20.4MM Capital Raise
- ✓ Acquired First Community Bancshares
- ✓ Rationalized branch map, 3 closures, 1 opening
- ✓ Acquired First Independence and Community First
- ✓ $35.4MM private placement capital raise

Scale: 2017-2022

- ✓ Acquired Prairie State, Patriot Bank, and Eastman
- ✓ Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust
- ✓ Launched ETWM
- ✓ Completed $75MM subordinated debt issuance
- ✓ Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares
- ✓ Originated $650 million of PPP
- ✓ Rationalized branch map, sold 4 branches

Q4 2022 Financial Highlights

Record full year income of $57.7 million;
Record net interest income of $42.0 million

Net Income

$11.6M

Diluted EPS

$0.72

Total Deposits

$4.2B

Gross Loans

$3.3B

- Net Interest Margin of **3.67**%, up 5bps from linked quarter
- Loan yields up 50bps to **5.59**%; Cost of interest-bearing deposits of **1.05**%

- Loan growth, excluding PPP and branch sales, of **$56.8** million, or **6.9**% annualized

- Diluted EPS of $**0.72**, adjusted diluted EPS of $**0.70**(1)
- Net Income of $**11.6** million, adjusted net income of $**11.3** million(1)
- Total revenue of $**50.4** million

- ROAA of **0.93**%, PTPP ROAA of **1.22**%(2), ROATCE of **14.74**%(2)
- TCE / TA of **7.02**%(2), TCE excluding AOCI / TA of **9.12**%(2)

(1) Non-GAAP financial measure. Refer to the reconciliation on slide 5.
(2) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Net Income Walk

Drivers of Net Income Change Period over Period



$15,171
$4,876
($4,789)
$15
($640)
($566)
($2,447)
($12)
$11,608
Net Income Q3
Interest Income
Interest Expense
PCL
Noninterest Income
Tax Credit Expense
Other NIE
Income Tax
Net Income Q4

Net Income Drivers

\+ **Net Interest Income**
Net Interest Income increased $87 thousand linked quarter, as the interest income continued to benefit more from rising interest rates than increases to interest expense

\- **Noninterest Income**
Noninterest income decreased $640 thousand linked quarter, with decreases in debit card income and services charges relatively unchanged, partially offset by gain on sale of branch of $422 thousand

\- **Noninterest Expense**
Noninterest Expense increased $3 million linked quarter, primarily attributable to advertising related to deposit gathering and salary & benefit expense. We do not expect the elevated level of NIE to continue into 2023.

Solar Tax Credit Investment Impact

The company realized $811.3 thousand of benefit related to solar tax credit investments in 2022


$811,336
$1,844,008
$4,295,718
$302,245
$2,392,541
$759,245
$712,851
$431,081
($457,000)
($548,533)
($971,117)
($1,507,732)
$(258,266)
($3,484,382)
Actual Q4 Net Impact $(1,076,651)
Q1
Q2
Q3
Q4
2022
Tax Provision Impact
NIE Impact

EPS Impact By Quarter

Q1	Q2	Q3	Q4
$0.02	**$0.11**	**($0.02)**	**($0.07)**

Revenue Trends

Quarterly Results



3.01%
3.33%
3.37%
3.62%
3.68%
$37,215
$39,289
$39,566
$41,944
$42,031
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Net Interest Income
Net Interest Margin(1)



0.18%
0.18%
0.18%
0.18%
0.16%
20.7%
18.9%
18.9%
17.7%
15.8%
$9,191
$8,982
$9,129
$8,986
$7,893
$35,304
$38,462
$39,164
$41,918
$41,994
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Noninterest Income(3)
Net Interest Income(2)
Noninterest % Operating Revenue(2,3)
Noninterest Income / AA

(1) Excludes the impact of PPP loans. Including these balances in fourth quarter 2021 and first, second, third and fourth quarter 2022 results would be 3.13%, 3.38%, 3.39%, 3.62% and 3.67% respectively.

(2) Excludes the impact of PPP loans. Including these balances in fourth quarter 2021 and first, second, third and fourth quarter 2022 results would be $37,215, $39,289, $39,566, $41,944 and $42,031, respectively.

(3) Excludes the impact of net gain on acquisition and net gain / (loss) on securities transactions. Including these balances in the fourth quarter 2021 and first, second, third and fourth quarter 2022 results would be $9,199, $9,022, $9,637, $8,969 and $8,329, respectively

Net Interest Income

Net Interest Income Period over Period



$41,944
($8)
($17)
($438)
($4,351)
$4,901
$42,031
NII Q3
Change in IEA
PPP Income
Change in IBL
Cost of Funds
IEA Rate
NII Q4

Adjusted Fourth Quarter NIM



3.67%
-0.10%
0.02%
-0.02%
3.59%
NIM Q4
Purchase Acct
Mtg Prem. Amort.
Other
Fully Adj NIM

Key Net Interest Income Drivers

+ **Non-Interest Bearing Deposits**
Non-interest bearing deposits constitute 26% of total deposits. Loan / Deposit ratio increased moderately each of the last five periods, with the impact of non-interest bearing deposits continuing to increase

+ **Loan Yield**
Loan yield is up 50bps linked quarter, as we continue to originate higher yielding credits and benefit from repricing of adjustable rates

Rate Protection
Proactive effort to book variable rate assets subject to floor levels.

Repositioning of Investment Portfolio Cash Flow
The Bank will continue to pursue re-mixing investment portfolio cash flows into higher yielding loans

Yield / Cost Components

Cost Analysis



1.36%
1.05%
0.79%
0.57%
0.76%
0.49%
0.43%
0.41%
0.25%
0.22%
0.28%
0.41%
0.18%
0.16%
0.20%
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
IB Deposit Cost
Total Deposit Cost
Total IBL Cost

Cumulative Betas

	4Q '21	2Q '22	3Q '22	4Q '22	Dec '22
Average FF Rate	**0.07%**	**0.76%**	**2.20%**	**3.65%**	**4.10%**
Loans		**33%**	**34%**	**34%**	**34%**
Deposits		**3%**	**11%**	**16%**	**20%**

Yield Analysis



5.59%
5.09%
4.36%
4.61%
4.59%
4.67%
4.18%
3.43%
3.67%
3.74%
1.64%
1.75%
1.90%
2.02%
2.22%
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Loan Yield
Securities Yield
Total EA Yield

Performance Metrics

Return on Tangible Common Equity[1]


9.0%
15.9%
17.6%
17.1%
14.7%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22

Pre-Tax, Pre-Provision ROAA[1]


0.65%
1.50%
1.41%
1.49%
1.22%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22

Efficiency Ratio[1]


72.3%
60.4%
64.4%
63.1%
70.5%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22

TCE / TA excluding AOCI[1]


8.45%
8.55%
8.75%
8.92%
9.12%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22

(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Strong Core Deposit Franchise

Current Deposit Composition



Savings, 8%
Time Deposits > 100k, 14%
Time Deposits < 100k, 5%
Non-Interest Bearing DDA, 26%
Interest Bearing DDA, 25%
MMDA, 22%

Core Deposits[1] / Total Deposits



90.7%
91.3%
90.2%
89.5%
86.2%
$4,010
$3,998
$3,869
$3,782
$3,658
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Core Deposits
Core Deposits / Total Deposits

Trending Deposit Composition & Loan to Deposit Ratio



71.4%
74.0%
75.1%
77.0%
78.1%
654
1,244
2,522
612
1,248
2,511
651
1,195
2,446
674
1,217
2,336
814
1,098
2,330
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
IB, MMKT, SAV
NIB
Time
Loan to Deposit Ratio

Cost of Deposits	0.18%	0.16%	0.20%	0.41%	0.76%

(1) Core deposits excludes time deposits > $100K.
(2) Dollars in millions.

Asset Quality Trends – Annual

Nonperforming Assets


Millions
0.98%
1.19%
1.36%
1.28%
0.37%
$6.4
$8.5
$10.8
$36.4
$0.6
$33.2
$38.4
$43.7
$29.4
$17.6
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
Nonaccruals(1,2)
OREO(2)
NPAs / Assets

Total Reserve Ratio


1.02%
0.85%
2.12%
1.65%
1.43%
0.58%
0.37%
0.82%
0.12%
0.05%
0.44%
0.48%
1.30%
1.53%
1.38%
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
Allowance for Credit Losses
Purchase Discount

Net Charge-Offs (NCO) / Average Loans


$1.01
$17.58
$2.78
$8.64
$2.64
0.04%
0.67%
0.10%
0.30%
0.08%
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
NCOs / Average Loans (Annualized)
NCOs YTD ($ millions)

Classified Assets


21.7%
21.2%
25.5%
25.3%
10.0%
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
Classified Assets / Regulatory Capital

(1) Includes loans 90+ days past due which are not highlighted in the table.
(2) Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition.

Asset Quality Trends - Quarterly


Nonperforming Assets
Millions
1.28%
0.74%
0.74%
0.59%
0.37%
$36.4
$29.4
$16.8
$20.7
$17.6
$18.9
$6.6
$23.1
$0.6
$17.6
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Nonaccruals(1,2)
OREO(2)
NPAs / Assets


Total Reserve Ratio
1.65%
0.12%
1.53%
1.58%
0.11%
1.47%
1.60%
0.10%
1.50%
1.50%
0.07%
1.43%
1.43%
0.05%
1.38%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Allowance for Credit Losses
Purchase Discount


Net Charge-Offs (NCO) / Average Loans
0.98%
$7.88
$0.36
0.05%
$0.18
0.02%
$1.60
0.20%
$0.50
0.06%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
NCOs / Average Loans (Annualized)
NCOs QTD ($ millions)


Classified Assets
25.3%
17.1%
13.1%
11.0%
10.0%
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
Classified Assets / Regulatory Capital

(1) Includes loans 90+ days past due which are not highlighted in the table.
(2) Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition.

Diversified Loan Portfolio



Quarter-to-Date
Loan Yield
12/31/22
40%
27%
11%
9%
6%
3%
4%
5.59%
9/30/22
40%
27%
11%
10%
6%
3%
3%
5.09%
6/30/22
40%
27%
11%
10%
6%
3%
3%
4.56%
3/31/22
41%
26%
12%
10%
6%
3%
3%
4.54%
12/31/21
40%
26%
12%
11%
6%
3%
3%
4.20%
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
Commercial Real Estate
C&I
Residential Real Estate
Agriculture
RE Investment 1-4 Family
Consumer
RE Construction/Vacant Land

(1) For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company's loan disclosures within the applicable financial statement.
(2) Composition excludes the impact of PPP loans as of each applicable date.
(3) Excludes the impact of PPP loans. Including these balances in the fourth quarter 2021 and first, second third, and fourth quarter 2022 results would be 4.36%, 4.61%, 4.59%, 5.09% and 5.59% respectively.

Allowance for Credit Loss (ACL)

ACL intra-quarter movement



$46,499
$1,936
($456)
($1,736)
$104
($501)
$45,847
9/30/2022 ACL
Exposure
Historical Loss
Econ. / Qual. Factors
Specific Reserves
Net C/Os
12/31/2022 ACL

Loan Classification	ACL	Loans	ACL / Loans (%)
Commercial Real Estate	16,730	1,721,269	0.97%
Commercial & Industrial	14,951	594,862	2.51%
Residential Real Estate	8,608	570,550	1.51%
Agricultural Real Estate	819	199,189	0.41%
Agricultural	2,457	120,003	2.05%
Consumer	2,281	105,675	2.16%
Total	45,847	3,311,548	1.38%

Investment Portfolio Strategy

Investment Portfolio Thesis

- We believe the structure in the portfolio outperforms peers *through the cycle*
- Portfolio average life is shorter than peer; effective duration equal to peer and hard final maturities of our bullet investments provide guaranteed cash flow
- Portfolio is fully extended; future cash flow expected to be little affected by higher rates
- *Current weighted average life: 5.3 years; effective duration: 4.3 years*

Current Investment Portfolio Mix



Other, 2%
Corporate, 4%
Treasury, 19%
Municipal, 10%
Agency Debenture, 9%
Agency CMBS, 16%
Agency MBS, 16%
Private Label CMOs, 14%
Agency CMOs, 9%

Environment Shift: 2020 -> 2022

- ✓ As we began 2020, investment portfolio was over 80% Agency MBS and CMOs
- ✓ As rates collapsed, the majority of the portfolio prepaid, leaving the bank with hundreds of millions in cash needed to be reinvested in the worst rate environment in history

Private Label Mortgage Portfolio

- ✓ Predominantly front cash flow tranches of 30-year mortgage pools.
- ✓ Modeled to have 5-year average life
- ✓ 14% of investment portfolio but 20% of cash flow

Barbell Strategy

- ✓ Private label front-load is combined with longer bullet investments in the 8-to-10-year part of the curve, encouraged by low short to medium term yields with a steep curve in 2021
- ✓ Provided similar yields to Agency MBS options without similar extension risk
- ✓ Agency MBS virtually uninvestable in 2021; choice between 1.5%-2.0% coupons or 2.5%+ coupons with prepayments outpacing amortization of premium

Tangible Book Value

Tangible book value per share[(1)] **increased $1.08** in Q4 2022



$20.59
$0.73
$(0.10)
$0.07
$(0.15)
$0.06
$21.20
$0.46
$21.67
9/30/22 TBVPS
Net Income
Dividend
Amort. of Intangibles
Treasury Stock
Stock Based Comp / ESPP
12/31/22 TBVPS excl. AOCI
Unreal. Gain / (Loss)
12/31/22 TBVPS

(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Capital Management

The Company's capital ratios are comfortably above well capitalized levels as of 12/31/2022

Capital Ratio	Regulatory Well Capitalized	Equity Bancshares, Inc	Equity Bank
Common Equity Tier 1 Ratio (CET 1)	7.0%	12.26%	14.46%
Tier 1 Capital Ratio	8.5%	12.88%	14.46%
Total Risk Based Capital Ratio	10.5%	16.08%	15.71%
Leverage Ratio	5.0%	9.61%	10.77%
Tangible Common Equity Ratio (non-GAAP)[1]	----	7.02%	---

2022 Capital Management Actions

- Q1 2022 Dividend Declared - $0.08 per share
- Q2 2022 Dividend Declared - $0.08 per share
- Q3 2022 Dividend Declared - $0.10 per share
- Q4 2022 Dividend Declared - $0.10 per share

- Received Board approval and Regulatory non-objection for a 1 million share repurchase plan beginning 10/1/2022.
- Repurchased 164 thousand shares in the fourth quarter at a weighted average price of $33.33

1. As of December 31, 2022, the tangible common equity ratio is being negatively impacted by ($113.5) million in accumulated other comprehensive income. Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 9.12%.

Capital Management Strategy

Capital Targets

EQBK establishes capital targets based on the following objectives:

- ✓ Maintain designation as a "well capitalized" institution under fully phased-in Basel III regulatory definitions
- ✓ Ensure capital levels are commensurate with the Company's risk profile and strategic plan

Capital Management Priorities

- ✓ Support organic growth
- ✓ Dividend payout ratio targeted at 10-20%
- ✓ Common stock repurchases
- ✓ Merger & acquisition activity

Excess Capital Deployment

EQBK's Tangible Common Equity Ratio target is 8.5[1]%;

TCE above 8.5% is considered excess capital assuming "well capitalized" regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method;

Excess capital can be deployed for:

- ✓ Shares repurchases,
- ✓ Higher shareholder dividends, and/or
- ✓ Acquisitions

Outlook on Key Business Drivers

Consideration & Expectations

- Continued uncertainty of inflation, supply chain disruption and input cost escalation.
- Focus on continued balance sheet strength and security while continuing to pursue growth.

Key Driver	Q4'22 Outlook	Q4'22 Results	Q1'23 Outlook	FY'23 Outlook
Average Deposits	$4,250-4,350M	$4,186M	$4,100-4,200M	$4,200-4,300M
Average Loans[1]	$3,200-$3,300M	$3,275M	$3,275-$3,325M	$3,350-$3,450M
Average Earning Assets[1]	$4,600-$4,700M	$4,538M	$4,550-$4,600M	$4,600-$4,700M
Net Interest Margin	3.60-3.70%	3.67%	3.60-3.70%	3.50-3.60%
Non-Interest Income[2]	$8.0-8.5M	$7.9M	$7.75-8.25M	$32-36M
Non-Interest Expense[3]	$33-35M	$35.2M	$32-35M	$134-136M
Annual Effective Tax Rate[4]	15-17%	17.9%	14-16%	14-16%

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

(1) Excluding the impact of PPP loans
(2) Excluding Net Gain on Securities Transactions of $14K, and net gain on sale of branch of $422K
(3) Excluding Merger Expenses of $68K
(4) Representative of year-to-date annual effective tax rate

Focus Variables for Outlook & Forecast

Our outlook requires clarity around certain variables, including:

Economic Environment	▪ Business activity creates opportunity for lending and deposit growth. Pandemic response and resolution will be significant driver.
Customer Needs	▪ Directly related to credit quality as well as trust in our business. ▪ Stimulus efforts and associated effect may have significant impact.
Cost of Funding	▪ Impacts rates on our product offerings and applies pressure to earnings. ▪ Must be able to manage cost and profit yields effectively.
Competitive Market	▪ Providing customers with rates and services that are competitive with our peers. ▪ Irrational operators may have short term impact on opportunities.
Investment Opportunities	▪ Growth strategy must be flexible to the other variables that affect our investment options.
Political Environment	▪ U.S. politics affect banking regulations, international relationships, tax policies and more.

Non-GAAP Reconciliations



TCE to TA and Tangible Book Value per Share

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total stockholder's equity	$ 410,058	$ 395,806	$ 428,115	$ 452,015	$ 500,631
Less: goodwill	53,101	53,101	53,101	54,465	54,465
Less: core deposit intangibles, net	10,596	11,598	12,554	13,830	14,879
Less: mortgage servicing rights, net	176	201	226	251	276
Less: naming rights, net	1,044	1,054	1,065	1,076	1,087
Tangible Common Equity	$ 345,141	$ 329,852	$ 361,169	$ 382,393	$ 429,924
Less: accumulated other comprehensive income	(113,511)	(120,918)	(77,426)	(50,012)	1,776
Tangible Common Equity excluding AOCI	$ 458,652	$ 450,770	$ 438,595	$ 432,405	$ 428,148
Common shares outstanding at period end (1)	15,930,112	16,017,834	16,106,818	16,454,966	16,760,115
Book value per common share (1)	$ 25.74	$ 24.71	$ 26.58	$ 27.47	$ 29.87
Tangible book value per common share	$ 21.67	$ 20.59	$ 22.42	$ 23.24	$ 25.65
Total assets	$ 4,981,651	$ 5,000,415	$ 5,002,156	$ 5,078,623	$ 5,137,631
Less: goodwill	53,101	53,101	53,101	54,465	54,465
Less: core deposit intangibles, net	10,596	11,598	12,554	13,830	14,879
Less: mortgage servicing rights, net	176	201	226	251	276
Less: naming rights, net	1,044	1,054	1,065	1,076	1,087
Tangible assets	$ 4,916,734	$ 4,934,461	$ 4,935,210	$ 5,009,001	$ 5,066,924
Less: unrealized gain (loss) in the securities portfolio, net of tax effect	(113,511)	(120,918)	(77,426)	(50,012)	1,776
Tangible assets excluding net unrealized gain / (loss) in the securities portfolio	$ 5,030,245	$ 5,055,379	$ 5,012,636	$ 5,059,013	$ 5,065,148
Tangible common equity to tangible assets	7.02%	6.68%	7.32%	7.63%	8.48%
Tangible common equity excluding AOCI to tangible assets	9.12%	8.92%	8.75%	8.55%	8.45%

ROATCE and Efficiency Ratio

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total average stockholders' equity	$ 398,270	$ 436,191	$ 437,483	$ 492,599	$ 563,046
Less: average intangible assets	65,450	66,445	68,978	70,181	61,186
Average tangible common equity	$ 332,820	$ 369,746	$ 368,505	$ 422,418	$ 501,860
Net income (loss) allocable to common stockholders	11,608	15,171	15,259	15,650	10,466
Add: amortization of intangible assets	961	992	1,148	1,085	1,116
Less: tax effect of intangible assets amortization	202	208	241	228	234
Adjusted net income (loss) allocable to common stockholders	$ 12,367	$ 15,955	$ 16,166	$ 16,507	$ 11,348
Return on total average stockholders' equity (ROAE) annualized	11.56%	13.80%	13.99%	12.88%	7.37%
Return on total average tangible common equity (ROATCE) annualized	14.74%	17.12%	17.60%	15.85%	8.97%
Non-interest expense	$ 35,248	$ 32,236	$ 31,436	$ 29,459	$ 38,089
Less: Loss on debt extinguishment	-	-	-	-	-
Less: merger expense	68	115	88	323	4,562
Adjusted non-interest expense	$ 35,180	$ 32,121	$ 31,348	$ 29,136	$ 33,527
Net interest income	$ 42,031	$ 41,944	$ 39,566	$ 39,289	$ 37,215
Non-interest income	8,330	8,969	9,637	9,022	9,199
Less: net gain on acquisition and branch sales	422	-	540	-	-
Less: net gains (losses) from securities transactions	14	(17)	(32)	40	8
Adjusted non-interest income	$ 7,894	$ 8,986	$ 9,129	$ 8,982	$ 9,191
Net interest income plus adjuted non-interest income	$ 49,925	$ 50,930	$ 48,695	$ 48,271	$ 46,406
Non-interest expense to net interest income plus non-interest income	69.99%	63.32%	63.89%	60.98%	82.06%
Efficiency ratio	70.47%	63.07%	64.38%	60.36%	72.25%

ROAA and PTPP ROAA

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income (loss) allocable to common stockholders	11,608	15,171	15,259	15,650	10,466
Add: income tax provision	3,654	3,642	1,684	3,614	(16)
Add: provision (reversal) of credit losses	(151)	(136)	824	(412)	(2,125)
Pre-tax, pre-provision net income	$ 15,111	$ 18,677	$ 17,767	$ 18,852	$ 8,325
Total average assets	$ 4,930,231	$ 4,988,755	$ 5,067,687	$ 5,108,120	$ 5,068,301
Total average stockholders' equity	$ 398,270	$ 436,191	$ 437,483	$ 492,599	$ 563,023
Return on average assets (ROAA) annualized	0.93%	1.21%	1.21%	1.24%	0.82%
PTPP ROAA	1.22%	1.49%	1.41%	1.50%	0.65%
PTPP ROAE	15.05%	16.99%	16.29%	15.52%	5.87%

EQUITY BANCSHARES, INC.

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